UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 7, 2023
Edgio, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-33508	20-1677033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
11811 North Tatum Blvd., Suite 3031,
Phoenix AZ 85028
(Address, including zip code, of principal executive offices)
(602) 850-5000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.001 per share	EGIO	NASDAQ
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01	Entry into a Material Definitive Agreement.
On September 7, 2023 by Edgio, Inc. (the “Company”), entered into a Waiver and Eleventh Amendment (the “Eleventh Amendment”) with Silicon Valley Bank, a division of First-Citizens Bank & Trust Company (successor by purchase to the Federal Deposit Insurance Corporation as receiver for Silicon Valley Bridge Bank, N.A. (as successor to Silicon Valley Bank)) (the “Lender”), which amends the Loan and Security Agreement dated as of November 2, 2015, between Edgio, Inc. (f/k/a Limelight Networks, Inc.) and the Lender (as amended, the “Credit Agreement”).
The Eleventh Amendment amended certain terms and covenants in the Credit Agreement to, among other things: (a) waive a default arising from the Company not maintaining cash and similar assets with the Lender that at least equal current liabilities without deferred revenue, and (b) amend the dates on which the Company must provide copies of its Quarterly Report on Form 10-Q for the calendar quarter ended June 30, 2023.
A copy of the Eleventh Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Tenth Amendment does not purport to be complete and is qualified in its entirety by reference to the Eleventh Amendment.

Item 2.02	Results of Operations and Financial Condition.
On September 12, 2023, Edgio, Inc. issued a press release regarding its financial results for the second quarter ended June 30, 2023, and certain other information. The full text of this press release is furnished herewith as Exhibit 99.1.
The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1
Waiver and Eleventh Amendment to Loan and Security Agreement between Edgio, Inc. (f/k/a Limelight Networks, Inc.) and Silicon Valley Bank, a division of First-Citizens Bank & Trust Company (successor by purchase to the Federal Deposit Insurance Corporation as Receiver for Silicon Valley Bridge Bank, N.A. (as successor to Silicon Valley Bank)), dated September 7, 2023.

99.1	Edgio, Inc. Press Release dated September 12, 2023 (furnished herewith).
104.0	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGIO, INC.

Dated: September 12, 2023	By:	/s/ Richard Diegnan
Richard Diegnan Chief Legal Officer & Secretary